                                LEHMAN BROTHERS

                               DERIVED INFORMATION



                           $475,000,000 (Approximate)


               Delta Funding Home Equity Loan Trust, Series 1998-3






                            Delta Funding Corporation
                              (Seller and Servicer)







-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                               1
LEHMAN BROTHERS

Securities Offered:

To Maturity:

------------------------------------------------------------------------------------------------------------------------------
                                                                               Est.                                Expected
                                                                Estimated    Principal   Expected     Legal        Ratings
                  Expected     Class       Loan                  WAL/MDUR    Pmt. Win.    Final       Final         (S&P/
  Securities        Size      Size (%)    Group    Benchmark      (yrs)        (mos)     Maturity    Maturity       Moody's)
--------------   ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------
Class A-1F (1)   $145,872,000  32.780%      F        Curve      0.85/0.80       1-18      3/15/00    1/15/15       AAA/Aaa
Class A-2F (1)   $94,886,000   21.323%      F        Curve      2.00/1.83      18-32      5/15/01    2/15/22       AAA/Aaa
Class A-3F (1)   $58,921,000   13.241%      F        Curve      3.10/2.74      32-45      6/15/02    2/15/25       AAA/Aaa
Class A-4F (1)   $68,805,000   15.462%      F        Curve      4.87/4.07      45-81      6/15/05    9/15/27       AAA/Aaa
Class A-5F (1)   $32,016,000   7.195%       F        Curve      9.92/7.04      81-177     6/15/13    12/15/30      AAA/Aaa
Class A-6F (1)   $44,500,000   10.000%      F        Curve      6.23/5.00      37-174     3/15/13    12/15/30      AAA/Aaa
Class A-1A (2)   $30,000,000  100.000%      A     1 mo LIBOR       2.50        1-161      2/15/12    11/15/30      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------


To 10% Clean-up Call:


------------------------------------------------------------------------------------------------------------------------------
                                                                               Est.                                Expected
                                                                Estimated    Principal   Expected     Legal        Ratings
                  Expected    Class Size  Loan                   WAL/MDUR    Pmt. Win      Final      Final         (S&P/
  Securities        Size         (%)      Group    Benchmark      (yrs)        (mos)     Maturity    Maturity      Moody's)
---------------- ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------
Class A-4F (1)   $68,805,000   15.462%      F        Curve      4.87/4.07      45-81      6/15/05    9/15/27       AAA/Aaa
Class A-5F (1)   $32,016,000   7.195%       F        Curve      7.25/5.61      81-88      1/15/06    12/15/30      AAA/Aaa
Class A-6F (1)   $44,500,000   10.000%      F        Curve      5.97/4.85      37-88      1/15/06    12/15/30      AAA/Aaa
Class A-1A (2)   $30,000,000  100.000%      A     1 mo LIBOR       2.38         1-88      1/15/06    11/15/30      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------


Class IO-F:

-------------------------------------------------------------------------------
There will be a AAAr/Aaa rated interest-only class (Class IO-F) off the Group F (Fixed Rate) Pool with a coupon of 6.0% for the first 36 months and 0.0% for months 37 and beyond. The notional balance of Class IO-F is equal to the lesser of (i) the Group F Pool Balance and (ii) the following schedule:

                          Month              Notional Balance
                          1-12               $113,104,000
                          13-18                92,708,000
                          19-30                57,749,000
                          31-36                38,938,000
                          37+                           0

-------------------------------------------------------------------------------


(1) Prepayments for the Group F loans are sized at 135% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments for the Group A loans are sized at 30% CPR.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis

                              Projected Performance

                      Under Varying Prepayment Assumptions

To Maturity:


-----------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10.0%       15.0%       20.0%       30.0%        35.0%       40.0%       50.0%
PPC (Group F Loans)                     50.0%       75.0%      100.0%      135.0%       175.0%      200.0%      250.0%

Class A-1F
Avg. Life (yrs.)                         1.67        1.25        1.03        0.85         0.72        0.66        0.57
Mod Duration (yrs)                       1.52        1.16        0.97        0.80         0.68        0.63        0.55
Window (begin-end) (mths)                1-41        1-29        1-23        1-18         1-15        1-14        1-12
Expected Final Maturity               2/15/02     2/15/01     8/15/00     3/15/00     12/15/99    11/15/99     9/15/99
Yield @ 100.00000%                      6.112       6.063       6.021       5.970        5.917       5.887       5.829

Class A-2F
Avg. Life (yrs.)                         4.93        3.41        2.61        2.00         1.61        1.44        1.20
Mod Duration (yrs)                       4.13        2.98        2.34        1.83         1.49        1.34        1.13
Window (begin-end) (mths)               41-82       29-56       23-42       18-32        15-25       14-22       12-18
Expected Final Maturity               7/15/05     5/15/03     3/15/02     5/15/01     10/15/00     7/15/00     3/15/00
Yield @ 100.00000%                      6.029       6.008       5.986       5.958        5.929       5.912       5.878

Class A-3F
Avg. Life (yrs.)                         8.97        5.70        4.24        3.10         2.37        2.08        1.68
Mod Duration (yrs)                       6.71        4.68        3.63        2.74         2.15        1.89        1.56
Window (begin-end) (mths)              82-135       56-85       42-62       32-45        25-34       22-29       18-24
Expected Final Maturity              12/15/09    10/15/05    11/15/03     6/15/02      7/15/01     2/15/01     9/15/00
Yield @ 100.00000%                      6.061       6.046       6.032       6.011        5.987       5.973       5.946

Class A-4F
Avg. Life (yrs.)                        14.38       10.25        7.31        4.87         3.55        3.01        2.31
Mod Duration (yrs)                       9.20        7.31        5.65        4.07         3.09        2.66        2.08
Window (begin-end) (mths)             135-222      85-167      62-128       45-81        34-56       29-47       24-35
Expected Final Maturity               3/15/17     8/15/12     5/15/09     6/15/05      5/15/03     8/15/02     8/15/01
Yield @ 100.00000%                      6.254       6.248       6.238       6.221        6.203       6.190       6.165
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis

                              Projected Performance

                      Under Varying Prepayment Assumptions

To Maturity (Cont'd):


-----------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10.0%       15.0%       20.0%       30.0%        35.0%       40.0%       50.0%
PPC (Group F Loans)                     50.0%       75.0%      100.0%      135.0%       175.0%      200.0%      250.0%

Class A-5F
Avg. Life (yrs.)                        22.32       17.16       13.54        9.92         6.47        4.91        3.30
Mod Duration (yrs)                      11.44       10.00        8.70        7.04         5.06        4.05        2.88
Window (begin-end) (mths)             222-336     167-288     128-232      81-177       56-135      47-116       35-49
Expected Final Maturity               9/15/26     9/15/22     1/15/18     6/15/13     12/15/09     5/15/08    10/15/02
Yield @ 100.00000%                      6.515       6.512       6.509       6.502        6.488       6.476       6.450

Class A-6F (NAS)
Avg. Life (yrs.)                         8.21        7.35        6.79        6.23         5.78        5.54        4.63
Mod Duration (yrs)                       6.19        5.70        5.36        5.00         4.70        4.54        3.91
Window (begin-end) (mths)              37-331      37-281      37-227      37-174       37-133      37-114       37-88
Expected Final Maturity               4/15/26     2/15/22     8/15/17     3/15/13     10/15/09     3/15/08     1/15/06
Yield @ 100.00000%                      5.977       5.974       5.971       5.968        5.965       5.963       5.955

Class A-1A
Avg. Life (yrs.)                         7.52        5.25        3.92        2.50         2.08        1.76        1.29
Window (begin-end) (mths)               1-343       1-301       1-244       1-161        1-134       1-114        1-84
Expected Final Maturity               4/15/27    10/15/23     1/15/19     2/15/12     11/15/09     3/15/08     9/15/05
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis

                              Projected Performance

                      Under Varying Prepayment Assumptions

To 10% Cleanup Call:


-----------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     10.0%       15.0%       20.0%       30.0%        35.0%       40.0%       50.0%
PPC (Group F Loans)                     50.0%       75.0%      100.0%      135.0%       175.0%      200.0%      250.0%

Class A-4F
Avg. Life (yrs.)                        14.31       10.19        7.27        4.87         3.55        3.01        2.31
Mod Duration (yrs)                       9.17        7.29        5.63        4.07         3.09        2.66        2.08
Window (begin-end) (mths)             135-207      85-154      62-119       45-81        34-56       29-47       24-35
Expected Final Maturity              12/15/15     7/15/11     8/15/08     6/15/05      5/15/03     8/15/02     8/15/01
Yield @ 100.00000%                      6.254       6.248       6.238       6.221        6.203       6.190       6.165

Class A-5F
Avg. Life (yrs.)                        17.21       12.79        9.88        7.25         5.30        4.49        3.26
Mod Duration (yrs)                      10.09        8.45        7.09        5.61         4.35        3.77        2.85
Window (begin-end) (mths)             207-207     154-154     119-119       81-88        56-67       47-58       35-44
Expected Final Maturity              12/15/15     7/15/11     8/15/08     1/15/06      4/15/04     7/15/03     5/15/02
Yield @ 100.00000%                      6.512       6.508       6.502       6.493        6.480       6.471       6.449

Class A-6F (NAS)
Avg. Life (yrs.)                         8.20        7.32        6.73        5.97         4.98        4.47        3.57
Mod Duration (yrs)                       6.19        5.69        5.33        4.85         4.18        3.80        3.13
Window (begin-end) (mths)              37-207      37-154      37-119       37-88        37-67       37-58       37-44
Expected Final Maturity              12/15/15     7/15/11     8/15/08     1/15/06      4/15/04     7/15/03     5/15/02
Yield @ 100.00000%                      5.977       5.973       5.971       5.966        5.959       5.953       5.940

Class A-1A
Avg. Life (yrs.)                         6.97        4.82        3.61        2.38         1.94        1.65        1.22
Window (begin-end) (mths)               1-207       1-154       1-119        1-88         1-67        1-58        1-44
Expected Final Maturity              12/15/15     7/15/11     8/15/08     1/15/06      4/15/04     7/15/03     5/15/02
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Available Funds

The following table lists the Available Funds Cap on the Group A loans each month assuming a constant 6-month LIBOR of 5.406% and a prepayment rate equal to 30% CPR.

                  --------------------------------------------------------
                                Available                  Available
                                Funds                      Funds
                       Month    Cap (%)      Month         Cap (%)
                  --------------------------------------------------------

                        1        9.678         31           10.451
                        2        9.678         32           10.451
                        3        9.678         33           10.451
                        4        9.746         34           10.451
                        5        9.746         35           10.574
                        6        9.811         36           10.574
                        7        9.875         37           10.634
                        8        9.875         38           10.634
                        9        9.875         39           10.634
                       10        9.905         40           10.634
                       11        9.905         41           10.634
                       12        9.929         42           10.634
                       13        9.455         43           10.634
                       14        9.455         44           10.634
                       15        9.455         45           10.634
                       16        9.455         46           10.634
                       17        9.455         47           10.634
                       18        9.455         48           10.634
                       19        9.455         49           10.634
                       20        9.533         50           10.634
                       21        9.533         51           10.634
                       22        9.654         52           10.634
                       23        9.880         53           10.634
                       24       10.058         54           10.634
                       25       10.451         55           10.634
                       26       10.451         56           10.634
                       27       10.451         57           10.634
                       28       10.451         58           10.634
                       29       10.451         59           10.634
                       30       10.451         60           10.634
                  --------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral statistics for the Initial Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date. The Initial Adjustable Rate Mortgage Loans represent approximately 6.80% of the total Cut-Off Date pool by principal balance.

-------------------------------------------------------------------------------
                          Initial Adjustable Rate Loans
-------------------------------------------------------------------------------

Number of Loans                                                 199
Total Outstanding Principal Balance                  $20,209,995.09
Average Principal Balance                               $101,557.76       $2,030.79 - $362,000.00
Weighted Average Start Rate                                 10.295%       7.60% - 14.25%
Weighted Average Margin                                      6.346%       3.80% - 9.75%
Weighted Average Original Term (mos.)                           359       180 - 360
Weighted Average Remaining Term (mos.)                          358       180 - 360
Weighted Average Life Cap                                   17.076%       14.60% - 20.45%
Weighted Average First Period Rate Cap                       2.585%       1.00% - 3.00%
Weighted Average Periodic Rate Cap                           1.028%       1.00% - 3.00%
Product Type                                          6 month LIBOR       18.61%
                                               2/28 (6 month LIBOR)       68.99%
                                               3/27 (6 month LIBOR)       12.40%

Weighted Average LTV                                         78.32%       30.00% - 90.00%
Weighted Average Credit Score *                                 611       481 - 738
Lien Position (First/Second)                        100.00% / 0.00%
Property Type
        Single Family                                        85.87%
        Two to Four Family                                    6.03%
        Condo                                                 8.09%
Occupancy Status
        Owner Occupied                                       94.46%
        Not Owner Occupied                                    5.54%
Document Type
        Full Documentation                                   63.53%
        Alternate Documentation                              17.78%
        Limited Documentation                                10.50%
        No Documentation                                      8.19%
Geographic Distribution
other states account individually for                  NJ    17.24%              NY           8.46%
less than                                              OH    11.08%              PA           7.62%
5% of Adjustable Rate Pool balance                     MA     9.80%              NH           6.18%
                                                       IL     9.21%              GA           5.93%
Credit Grade
                                                        A    60.08%
                                                        B    21.81%
                                                        C    14.55%
                                                        D     3.56%
----------------------------------------------------------------------------------------------------

* based on Credit Score available on 81.36% of the Adjustable Rate Mortgage
  Loans.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                          Initial Adjustable Rate Loans


------------------------------------------------------------------------------------------------------------------------------
   Next Rate Adjustment        % by Principal      Wtd. Avg.     Wtd. Avg.     Periodic Cap     Periodic Cap      Wtd. Avg.
                                  Balance          Loan Rate       Margin       (1st Reset)     (Subs. Reset)     Life Cap
------------------------------------------------------------------------------------------------------------------------------

          1998-10                   0.32            12.700         8.500          1.000            1.000           18.700
          1998-11                   2.09             9.640         5.740          1.000            1.000           15.640
          1998-12                   1.76            10.813         6.663          1.000            1.000           17.813
          1999-01                   5.14             9.243         5.540          1.167            1.000           16.076
          1999-02                   8.82            10.380         6.288          1.036            1.036           17.059
          1999-03                   0.48             9.300         7.250          1.000            1.000           15.300
          2000-01                   0.10            14.250         9.750          3.000            1.000           20.250
          2000-03                   3.14             9.249         5.890          3.000            1.337           15.848
          2000-04                   0.55            10.250         7.050          3.000            1.000           17.250
          2000-05                   1.92             9.699         6.310          3.000            1.000           15.993
          2000-06                  10.78            10.290         6.548          2.658            1.000           16.939
          2000-07                  25.04            10.218         6.151          2.940            1.000           17.041
          2000-08                  20.26            10.420         6.323          2.985            1.070           17.290
          2000-09                   7.20            10.578         6.573          3.000            1.000           17.330
          2001-06                   1.16            11.314         6.986          3.000            1.000           18.314
          2001-07                   6.12            10.552         6.720          3.000            1.000           17.552
          2001-08                   5.11            10.992         7.032          3.000            1.000           17.992
     Weighted Average                               10.295%        6.346%         2.585%           1.028%          17.076%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Initial Adjustable Rate Loans


---------------------------- ------------------- -------------- ------------- ---------------- ---------------- --------------
Product Type                   % by Principal      Wtd. Avg.     Wtd. Avg.     Periodic Cap     Periodic Cap      Wtd. Avg.
                                  Balance          Loan Rate       Margin       (1st Reset)     (Subs. Reset)     Life Cap
------------------------------------------------------------------------------------------------------------------------------
2/28 6 Month Libor                 68.99            10.274         6.312          2.920            1.036           17.051
3/27 6 Month Libor                 12.40            10.805         6.874          3.000            1.000           17.805
6 Month Libor                      18.61            10.036         6.119          1.063            1.017           16.682
Weighted Average                                    10.295%        6.346%         2.585%           1.028           17.076%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral statistics for the Initial Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date. The Initial Fixed Rate Mortgage Loans represent approximately 93.20% of the total Cut-Off Date pool by principal balance.

 ------------------------------------------------------------------------------
                            Initial Fixed Rate Loans
 ------------------------------------------------------------------------------


    Number of Loans                                     3,342
    Total Outstanding Principal Balance       $276,848,442.28
           Balloon (% of Total)                         4.73%
           Level Pay (% of Total)                      95.27%
    Average Principal Balance                      $82,839.15     $5,400.00 - $227,488.93
    Weighted Average Loan Rate                        10.103%     7.25% - 17.55%
    Weighted Average Original Term                        314     60 - 360
    (mos.)
    Weighted Average Remaining Term                       313     58 - 360
    (mos.)
    Weighted Average CLTV                              74.20%     8.50% - 95.00%
    Weighted Average Credit Score *                     621.4     431 - 815
    Lien Position (First/Second)               96.44% / 3.56%

    Property Type
            Single Family                              72.32%
            Two to Four Family                         18.37%
            Five to Eight Family                        3.41%
            Mixed Use                                   3.18%
            Condo                                       2.40%
            Other                                       0.31%

    Occupancy Status
            Owner Occupied                             88.72%
            Not Owner Occupied                         11.28%

    Document Type
            Full Documentation                         74.71%
            Alternate Documentation                    15.16%
            Limited Documentation                       8.21%
            No Documentation                            1.91%

    Geographic Distribution
    other states account                           NY  45.02%     NJ  7.10%
    individually for less than 5% of               OH   7.65%     PA  6.18%
    Fixed Rate pool balance


    Credit Grade
                                                    A  60.48%
                                                    B  23.18%
                                                    C  13.38%
                                                    D   2.96%
    ---------------------------------------------------------------------------

* based on Credit Score available on 73.17% of the Fixed Rate Mortgage Loans.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)


Current Balance ($)                  No. of Loans      Total Current Balance ($)    % Current Bal.
-------------------                  ------------      -------------------------    --------------
0.01 - 25,000.00                          4                      65,963.20              0.33
25,000.01 - 50,000.00                    32                   1,301,270.43              6.44
50,000.01 - 75,000.00                    35                   2,213,367.22             10.95
75,000.01 - 100,000.00                   51                   4,480,245.90             22.17
100,000.01 - 125,000.00                  26                   2,942,677.53             14.56
125,000.01 - 150,000.00                  21                   2,864,532.80             14.17
150,000.01 - 175,000.00                  11                   1,755,109.56              8.68
175,000.01 - 200,000.00                   5                     949,002.32              4.70
200,000.01 - 225,000.00                   4                     868,946.95              4.30
225,000.01 - 250,000.00                   4                     968,869.88              4.79
250,000.01 - 275,000.00                   2                     529,182.33              2.62
275,000.01 - 300,000.00                   1                     285,000.00              1.41
300,000.01 - 325,000.00                   2                     623,826.97              3.09
350,000.01 - 375,000.00                   1                     362,000.00              1.79
**Total**                               199                  20,209,995.09           100.00%


Original Balance ($)                No. of Loans        Total Current Balance ($)   % Current Bal.
--------------------                ------------        -------------------------   --------------
0.01 - 25,000.00                          3                      63,932.41             0.32
25,000.01 - 50,000.00                    32                   1,301,270.43             6.44
50,000.01 - 75,000.00                    35                   2,213,367.22            10.95
75,000.01 - 100,000.00                   51                   4,480,245.90            22.17
100,000.01 - 125,000.00                  26                   2,942,677.53            14.56
125,000.01 - 150,000.00                  22                   2,866,563.59            14.18
150,000.01 - 175,000.00                  11                   1,755,109.56             8.68
175,000.01 - 200,000.00                   5                     949,002.32             4.70
200,000.01 - 225,000.00                   4                     868,946.95             4.30
225,000.01 - 250,000.00                   4                     968,869.88             4.79
250,000.01 - 275,000.00                   2                     529,182.33             2.62
275,000.01 - 300,000.00                   1                     285,000.00             1.41
300,000.01 - 325,000.00                   2                     623,826.97             3.09
350,000.01 - 375,000.00                   1                     362,000.00             1.79
**Total**                               199                  20,209,995.09          100.00%

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)

Gross Coupon (%)            No. of Loans      Total Current Balance ($)     % Current Bal.
----------------            ------------      -------------------------     --------------
7.501 - 8.000                    3                     523,200.00               2.59
8.001 - 8.500                    4                     340,719.93               1.69
8.501 - 9.000                   18                   2,351,910.72              11.64
9.001 - 9.500                   18                   1,530,521.11               7.57
9.501 - 10.000                  38                   4,400,748.24              21.78
10.001 - 10.500                 22                   2,183,702.83              10.81
10.501 - 11.000                 49                   5,114,993.78              25.31
11.001 - 11.500                 15                     980,977.10               4.85
11.501 - 12.000                 12                   1,142,391.62               5.65
12.001 - 12.500                  9                     591,354.09               2.93
12.501 - 13.000                  8                     863,435.81               4.27
13.001 - 13.500                  2                     165,907.62               0.82
13.501 - 14.000                  0                           0.00               0.00
14.001 - 14.500                  1                      20,132.24               0.10
**Total**                      199                  20,209,995.09            100.00%


Margin (%)                No. of Loans        Total Current Balance ($)       % Current Bal.
----------                ------------        -------------------------       --------------
3.501 - 4.000                   2                     147,423.70                   0.73
4.001 - 4.500                   4                     554,083.19                   2.74
4.501 - 5.000                  13                   1,159,334.55                   5.74
5.001 - 5.500                  25                   2,427,216.18                  12.01
5.501 - 6.000                  27                   3,338,913.83                  16.52
6.001 - 6.500                  34                   3,318,681.26                  16.42
6.501 - 7.000                  48                   5,201,220.05                  25.74
7.001 - 7.500                  25                   2,063,647.79                  10.21
7.501 - 8.000                  10                     852,421.95                   4.22
8.001 - 8.500                   7                     648,082.95                   3.21
8.501 - 9.000                   1                     285,000.00                   1.41
9.001 - 9.500                   2                     193,837.40                   0.96
9.501 - 10.000                  1                      20,132.24                   0.10
**Total**                     199                  20,209,995.09                 100.00%



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)



First Period Rate Cap (%)            No. of Loans     Total Current Balance ($)     % Current Bal.
-------------------------            ------------     -------------------------     --------------
1                                        32                  3,507,457.56              17.36
1.5                                       1                    127,197.72               0.63
2                                         7                  1,189,372.09               5.89
3                                       159                 15,385,967.72              76.13
**Total**                               199                 20,209,995.09            100.00%


Periodic Rate Cap (%)                No. of Loans     Total Current Balance ($)     % Current Bal.
---------------------                ------------     -------------------------     --------------
1                                       196                 19,831,846.04              98.13
1.5                                       1                    127,197.72               0.63
3                                         2                    250,951.33               1.24
**Total**                               199                 20,209,995.09            100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)


Floor (%)                   No. of Loans      Total Current Balance ($)     % Current Bal.
---------                   ------------      -------------------------     --------------
7.501 - 8.000                    4                     643,130.95               3.18
8.001 - 8.500                    5                     342,750.72               1.70
8.501 - 9.000                   19                   2,653,163.80              13.13
9.001 - 9.500                   17                   1,528,490.32               7.56
9.501 - 10.000                  37                   4,039,564.21              19.99
10.001 - 10.500                 22                   2,183,702.83              10.81
10.501 - 11.000                 48                   5,054,993.78              25.01
11.001 - 11.500                 15                     980,977.10               4.85
11.501 - 12.000                 12                   1,142,391.62               5.65
12.001 - 12.500                  9                     591,354.09               2.93
12.501 - 13.000                  8                     863,435.81               4.27
13.001 - 13.500                  2                     165,907.62               0.82
13.501 -  14.000                 0                           0.00               0.00
14.001 - 14.500                  1                      20,132.24               0.10
**Total**                      199                  20,209,995.09            100.00%


Maximum Rate (%)            No. of Loans      Total Current Balance ($)     % Current Bal.
----------------            ------------      -------------------------     --------------
14.501 - 15.000                  8                   1,415,562.43               7.00
15.001 - 15.500                  6                     558,147.11               2.76
15.501 - 16.000                 19                   2,514,566.28              12.44
16.001 - 16.500                 25                   2,234,610.36              11.06
16.501 - 17.000                 36                   3,814,661.38              18.88
17.001 - 17.500                 16                   1,534,240.96               7.59
17.501 - 18.000                 48                   4,940,919.91              24.45
18.001 - 18.500                 13                     984,405.27               4.87
18.501 - 19.000                 11                     854,959.59               4.23
19.001 - 19.500                  8                     417,514.09               2.07
19.501 - 20.000                  6                     754,367.85               3.73
20.001 - 20.500                  3                     186,039.86               0.92
**Total**                      199                  20,209,995.09            100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)


Original Term (months)            No. of Loans       Total Current Balance ($)     % Current Bal.
----------------------            ------------       -------------------------     --------------
180                                    1                     100,000.00                0.49
240                                    1                      86,829.48                0.43
360                                  197                  20,023,165.61               99.08
**Total**                            199                  20,209,995.09              100.00%


Remaining Term (mths)             No. of Loans       Total Current Balance ($)     % Current Bal.
---------------------             ------------       -------------------------     --------------
121 - 180                              1                     100,000.00                0.49
181 - 240                              1                      86,829.48                0.43
301 - 360                            197                  20,023,165.61               99.08
**Total**                            199                  20,209,995.09              100.00%


Loan Age (months)                 No. of Loans       Total Current Balance ($)     % Current Bal.
-----------------                 ------------       -------------------------     --------------
0                                     84                   8,383,871.06               41.48
1 - 3                                106                  10,867,860.96               53.77
4 - 7                                  9                     958,263.07                4.74
**Total**                            199                  20,209,995.09              100.00%


Lien Position                     No. of Loans       Total Current Balance ($)     % Current Bal.
-------------                     ------------       -------------------------     --------------
1                                    199                  20,209,995.09              100.00
**Total**                            199                  20,209,995.09              100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)


Original Loan-to-Value            No. of Loans       Total Current Balance ($)     % Current Bal.
----------------------            ------------       -------------------------     --------------
25.001 - 30.000                        1                      26,961.82                 0.13
30.001 - 35.000                        1                      93,791.86                 0.46
35.001 - 40.000                        3                     209,500.00                 1.04
40.001 - 45.000                        0                           0.00                 0.00
45.001 - 50.000                        3                     246,350.00                 1.22
50.001 - 55.000                        5                     396,485.91                 1.96
55.001 - 60.000                        6                     511,702.75                 2.53
60.001 - 65.000                       11                     841,650.04                 4.16
65.001 - 70.000                       24                   1,830,087.85                 9.06
70.001 - 75.000                       25                   2,465,409.21                12.20
75.001 - 80.000                       47                   5,702,822.63                28.22
80.001 - 85.000                       35                   3,397,179.98                16.81
85.001 - 90.000                       38                   4,488,053.04                22.21
**Total**                            199                  20,209,995.09               100.00%


Months Delinquent                 No. of Loans       Total Current Balance ($)     % Current Bal.
-----------------                 ------------       -------------------------     --------------
0                                    197                  20,149,875.64              99.70
1                                      2                      60,119.45               0.30
**Total**                            199                  20,209,995.09            100.00%


Occupancy Status                  No. of Loans       Total Current Balance ($)     % Current Bal.
----------------                  ------------       -------------------------     --------------
Owner Occupied                       183                  19,090,641.80              94.46
Not Owner Occupied                    16                   1,119,353.29               5.54
**Total**                            199                  20,209,995.09            100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)


Credit Grade                      No. of Loans      Total Current Balance ($)     % Current Bal.
------------                      ------------      -------------------------     --------------
A                                     106                12,141,973.91                60.08
B                                      43                 4,408,317.66                21.81
C                                      39                 2,940,741.97                14.55
D                                      11                   718,961.55                 3.56
**Total**                             199                20,209,995.09               100.00%


Credit Score                      No. of Loans      Total Current Balance ($)     % Current Bal.
------------                      ------------      -------------------------     --------------
N/A                                    39                 3,767,079.42                18.64
1 - 560                                40                 3,580,414.16                17.72
561 - 580                              17                 1,566,752.78                 7.75
581 - 600                              22                 2,264,414.88                11.20
601 - 620                              15                 1,963,588.79                 9.72
621 - 640                              13                 1,556,676.74                 7.70
641 - 660                              18                 1,781,041.85                 8.81
661 - 680                              12                 1,102,616.85                 5.46
681 - 700                              13                 1,590,843.49                 7.87
701 - 720                               7                   817,703.45                 4.05
Greater/equal to 721                    3                   218,862.68                 1.08
**Total**                             199                20,209,995.09               100.00%


Property Type                     No. of Loans      Total Current Balance ($)     % Current Bal.
-------------                     ------------      -------------------------     --------------
Single Family                        169                 17,354,992.46                85.87
Condo                                 16                  1,635,810.23                 8.09
2-4 Family                            14                  1,219,192.40                 6.03
**Total**                            199                 20,209,995.09               100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Adjustable Rate Loans)


 Loan Documentation          No. of Loans       Total Current Balance ($)     % Current Bal.
 ------------------          ------------       -------------------------     --------------
 Full                            129                  12,839,738.75                63.53
 Alternate                        33                   3,592,358.96                17.78
 Limited                          25                   2,122,471.03                10.50
 No Doc                           12                   1,655,426.35                 8.19
 **Total**                       199                  20,209,995.09               100.00%


 State                         No. of Loans     Total Current Balance ($)     % Current Bal.
 -----                         ------------     -------------------------     --------------
 AZ                                1                    161,237.03                 0.80
 CO                                1                     97,400.00                 0.48
 CT                                4                    358,578.62                 1.77
 DE                                1                     87,028.53                 0.43
 FL                               11                  1,001,522.57                 4.96
 GA                               13                  1,198,526.93                 5.93
 IL                               19                  1,860,878.59                 9.21
 IN                                2                    187,159.94                 0.93
 KY                                5                    520,957.00                 2.58
 LA                                1                    110,590.14                 0.55
 MA                               14                  1,980,419.94                 9.80
 MD                                3                    248,276.87                 1.23
 ME                                1                     91,583.37                 0.45
 MI                               14                    977,346.85                 4.84
 MO                                1                    116,800.00                 0.58
 MS                                2                     88,404.00                 0.44
 NC                                3                    239,361.84                 1.18
 NH                               12                  1,248,191.00                 6.18
 NJ                               25                  3,484,512.00                17.24
 NY                               14                  1,710,674.84                 8.46
 OH                               30                  2,239,237.45                11.08
 PA                               17                  1,539,648.49                 7.62
 RI                                1                    129,625.00                 0.64
 TN                                1                     64,510.89                 0.32
 VA                                2                    212,530.47                 1.05
 WA                                1                    254,992.73                 1.26
 **Total**                       199                 20,209,995.09               100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Current Balance ($)                No. of Loans      Total Current Balance ($)    % Current Bal.
-------------------                ------------      -------------------------    --------------
0.01 - 25,000.00                       233                 4,643,723.55                1.68
25,000.01 - 50,000.00                  770                29,836,515.03               10.78
50,000.01 - 75,000.00                  769                48,145,778.69               17.39
75,000.01 - 100,000.00                 508                44,317,537.49               16.01
100,000.01 - 125,000.00                410                46,147,700.30               16.67
125,000.01 - 150,000.00                314                43,166,565.05               15.59
150,000.01 - 175,000.00                165                26,709,120.81                9.65
175,000.01 - 200,000.00                114                21,357,526.19                7.71
200,000.01 - 225,000.00                 57                12,069,410.64                4.36
225,000.01 - 250,000.00                  2                   454,564.53                0.16
**Total**                            3,342               276,848,442.28             100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Original Balance ($)            No. of Loans     Total Current Balance ($)    % Current Bal.
--------------------            ------------     -------------------------    --------------
0.01 - 25,000.00                    233                4,643,723.55                1.68
25,000.01 - 50,000.00               769               29,786,635.82               10.76
50,000.01 - 75,000.00               769               48,120,820.19               17.38
75,000.01 - 100,000.00              508               44,292,700.05               16.00
100,000.01 - 125,000.00             410               46,122,855.02               16.66
125,000.01 - 150,000.00             315               43,291,085.48               15.64
150,000.01 - 175,000.00             165               26,709,120.81                9.65
175,000.01 - 200,000.00             114               21,357,526.19                7.71
200,000.01 - 225,000.00              56               11,844,594.44                4.28
225,000.01 - 250,000.00               3                  679,380.73                0.25
**Total**                         3,342              276,848,442.28              100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Gross Coupon (%)                  No. of Loans      Total Current Balance ($)     % Current Bal.
----------------                  ------------      -------------------------     --------------
7.001 - 7.500                         38                  4,317,521.85                1.56
7.501 - 8.000                        128                 13,172,264.90                4.76
8.001 - 8.500                        204                 21,198,763.12                7.66
8.501 - 9.000                        382                 32,958,085.87               11.90
9.001 - 9.500                        343                 30,729,404.65               11.10
9.501 - 10.000                       546                 46,023,517.58               16.62
10.001 - 10.500                      383                 31,185,204.66               11.26
10.501 - 11.000                      447                 37,049,219.85               13.38
11.001 - 11.500                      276                 20,752,383.59                7.50
11.501 - 12.000                      225                 16,414,533.10                5.93
12.001 - 12.500                      134                  9,376,739.79                3.39
12.501 - 13.000                      100                  6,760,277.77                2.44
13.001 - 13.500                       50                  2,834,824.17                1.02
13.501 - 14.000                       43                  2,465,935.61                0.89
14.001 - 14.500                       17                    670,829.76                0.24
14.501 - 15.000                       16                    568,124.05                0.21
15.001 - 15.500                        5                    153,193.36                0.06
15.501 - 16.000                        4                    195,139.53                0.07
17.501 - 18.000                        1                     22,479.07                0.01
**Total**                          3,342                276,848,442.28             100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Original Term (months)            No. of Loans      Total Current Balance ($)     % Current Bal.
----------------------            ------------      -------------------------     --------------
60                                      8                  240,359.40                  0.09
84                                     15                  663,778.90                  0.24
96                                      4                  141,983.55                  0.05
108                                     1                   14,913.16                  0.01
120                                    91                4,181,650.06                  1.51
132                                     1                   71,454.92                  0.03
144                                     9                  677,257.02                  0.24
156                                     1                   53,370.97                  0.02
168                                     1                   84,774.62                  0.03
180                                   665               43,858,105.23                 15.84
204                                     6                  470,816.03                  0.17
216                                     3                  404,199.11                  0.15
240                                   325               24,543,770.63                  8.87
276                                     3                  224,631.49                  0.08
300                                    47                4,008,190.60                  1.45
360                                 2,162              197,209,186.59                 71.23
**Total**                           3,342              276,848,442.28                100.00%


Remaining Term (mths)             No. of Loans      Total Current Balance ($)     % Current Bal.
---------------------             ------------      -------------------------     --------------
1 - 60                                  8                  240,359.40                   0.09
61 - 120                              111                5,002,325.67                   1.81
121 - 180                             677               44,744,962.76                  16.16
181 - 240                             334               25,418,785.77                   9.18
241 - 300                              50                4,232,822.09                   1.53
301 - 360                           2,162              197,209,186.59                  71.23
**Total**                           3,342              276,848,442.28                 100.00%


Loan Age (months)                 No. of Loans      Total Current Balance ($)     % Current Bal.
-----------------                 ------------      -------------------------     --------------
0                                    1,288               108,101,480.52                39.05
1 - 3                                1,978               163,020,207.07                58.88
4 - 6                                   64                 5,026,023.95                 1.82
7 - 12                                  12                   700,730.74                 0.25
**Total**                            3,342               276,848,442.28               100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Lien Position               No. of Loans      Total Current Balance ($)     % Current Bal.
-------------               ------------      -------------------------     --------------
1                              3,084                 267,003,937.20              96.44
2                                258                   9,844,505.08               3.56
**Total**                      3,342                 276,848,442.28            100.00%


Original Combined
Loan-to-Value               No. of Loans      Total Current Balance ($)     % Current Bal.
-----------------           ------------      -------------------------     --------------
5.001 - 10.000                     2                  54,000.00                   0.02
10.001 - 15.000                   12                 300,292.88                   0.11
15.001 - 20.000                    6                 137,394.47                   0.05
20.001 - 25.000                   24                 947,765.60                   0.34
25.001 - 30.000                   31               1,328,363.10                   0.48
30.001 - 35.000                   44               2,069,060.99                   0.75
35.001 - 40.000                   61               3,363,567.28                   1.21
40.001 - 45.000                   65               3,919,156.87                   1.42
45.001 - 50.000                  103               7,051,382.97                   2.55
50.001 - 55.000                  110               7,422,707.35                   2.68
55.001 - 60.000                  177              12,472,494.45                   4.51
60.001 - 65.000                  247              19,161,044.06                   6.92
65.001 - 70.000                  425              33,517,956.92                  12.11
70.001 - 75.000                  428              35,591,740.05                  12.86
75.001 - 80.000                  777              67,352,148.14                  24.33
80.001 - 85.000                  446              43,448,920.45                  15.69
85.001 - 90.000                  380              38,341,696.70                  13.85
90.001 - 95.000                    4                 368,750.00                   0.13
**Total**                      3,342             276,848,442.28                 100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Jr. Mortgage Ratio                No. of Loans      Total Current Balance ($)     % Current Bal.
------------------                ------------      -------------------------     --------------
5.001 - 10.000                          2                  18,000.00                  0.18
10.001 - 15.000                        10                 105,528.71                  1.07
15.001 - 20.000                        17                 274,531.27                  2.79
20.001 - 25.000                        31                 715,722.21                  7.27
25.001 - 30.000                        44               1,236,085.16                 12.56
30.001 - 35.000                        25                 859,414.67                  8.73
35.001 - 40.000                        25                 972,903.40                  9.88
40.001 - 45.000                        25                 922,757.09                  9.37
45.001 - 50.000                        14                 755,060.85                  7.67
50.001 - 55.000                        15                 727,297.99                  7.39
55.001 - 60.000                         6                 343,573.95                  3.49
60.001 - 65.000                        10                 632,810.22                  6.43
65.001 - 70.000                         4                 303,163.90                  3.08
70.001 - 75.000                         8                 456,583.12                  4.64
75.001 - 80.000                         6                 406,038.98                  4.12
80.001 - 85.000                         8                 627,117.84                  6.37
85.001 - 90.000                         6                 310,219.62                  3.15
90.001 - 95.000                         2                 177,696.10                  1.81
**Total**                             258               9,844,505.08                100.00%


Months Delinquent                 No. of Loans      Total Current Balance ($)     % Current Bal.
-----------------                 ------------      -------------------------     --------------
0                                    3,316                 275,167,495.74              99.39
1                                       26                   1,680,946.54               0.61
**Total**                            3,342                 276,848,442.28            100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Occupancy Status                  No. of Loans        Total Current Balance ($)     % Current Bal.
----------------                  ------------        -------------------------     --------------
Owner Occupied                       2,941                 245,613,593.98                88.72
Not Owner Occupied                     401                  31,234,848.30                11.28
**Total**                            3,342                 276,848,442.28              100.00%


Loan Type                         No. of Loans        Total Current Balance ($)     % Current Bal.
---------                         ------------        -------------------------     --------------
Balloon                                163                  13,107,872.81                 4.73
Fixed                                3,179                 263,740,569.47                95.27
**Total**                            3,342                 276,848,442.28              100.00%


Credit Grade                      No. of Loans        Total Current Balance ($)     % Current Bal.
------------                      ------------        -------------------------     --------------
A                                    1,876                 167,433,495.80                60.48
B                                      818                  67,172,451.29                23.18
C                                      506                  37,044,354.19                13.38
D                                      142                   8,198,141.00                 2.96
**Total**                            3,342                 276,848,442.28               100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)

Credit Score             No. of Loans      Total Current Balance ($)     % Current Bal.
------------             ------------      -------------------------     --------------
N/A                          956                74,271,012.77                26.83
1 - 560                      483                38,417,010.78                13.88
561 - 580                    226                18,151,982.56                 6.56
581 - 600                    258                21,109,241.85                 7.62
601 - 620                    269                23,114,317.17                 8.35
621 - 640                    283                25,427,014.00                 9.18
641 - 660                    258                21,636,953.56                 7.82
661 - 680                    200                18,459,132.93                 6.67
681 - 700                    161                14,357,904.71                 5.19
701 - 720                     99                 9,299,891.53                 3.36
Greater/equal to 721         149                12,603,980.42                 4.55
**Total**                  3,342               276,848,442.28              100.00%

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)


Property Type                     No. of Loans        Total Current Balance ($)     % Current Bal.
-------------                     ------------        -------------------------     --------------
Single Family                        2,559                 200,230,132.59                72.32
2-4 Family                             495                  50,850,780.21                18.37
5-8 Family                              94                   9,452,628.82                 3.41
Mixed Use                               84                   8,804,806.49                 3.18
Condo                                   92                   6,642,716.55                 2.40
Other                                   18                     867,377.62                 0.31
**Total**                            3,342                 276,848,442.28              100.00%


Loan Documentation                No. of Loans        Total Current Balance ($)     % Current Bal.
-------------                     ------------        -------------------------     --------------
Full                                 2,512                 206,846,524.68                74.71
Alternate                              473                  41,975,258.27                15.16
Limited                                292                  22,742,290.07                 8.21
No Doc                                  65                   5,284,369.26                 1.91
**Total**                            3,342                 276,848,442.28              100.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Detailed Collateral Summary (Fixed Rate Loans)

State                  No. of Loans        Total Current Balance ($)     % Current Bal.
-----                  ------------        -------------------------     --------------
AR                          12                    469,086.90                 0.17
AZ                           4                    299,811.06                 0.11
CA                           2                     80,261.29                 0.03
CO                          10                    595,419.89                 0.22
CT                          42                  3,228,966.45                 1.17
DC                           8                    515,443.74                 0.19
DE                          12                    949,073.47                 0.34
FL                         190                 13,476,917.28                 4.87
GA                         136                 10,061,057.77                 3.63
IL                         129                  9,991,704.42                 3.61
IN                          52                  3,955,052.89                 1.43
KY                          19                  1,293,460.92                 0.47
LA                           2                     63,575.00                 0.02
MA                         102                  9,783,541.49                 3.53
MD                          43                  3,029,387.91                 1.09
ME                          18                    992,458.23                 0.36
MI                         161                  8,768,356.28                 3.17
MN                           5                    422,133.53                 0.15
MO                          59                  4,311,984.93                 1.56
MS                          30                  1,639,633.30                 0.59
NC                          79                  5,692,904.17                 2.06
NE                           5                    196,030.57                 0.07
NH                          19                  1,424,887.35                 0.51
NJ                         227                 19,655,033.32                 7.10
NM                           1                     22,912.36                 0.01
NV                           2                    160,170.80                 0.06
NY                       1,170                124,632,838.36                45.02
OH                         331                 21,168,927.23                 7.65
OK                           4                    147,691.63                 0.05
OR                           4                    368,326.30                 0.13
PA                         287                 17,108,739.81                 6.18
RI                          23                  1,698,816.77                 0.61
SC                           4                    257,050.00                 0.09
TN                         115                  8,154,276.93                 2.95
TX                          12                    700,970.89                 0.25
VA                          10                    588,538.47                 0.21
VT                           1                     50,000.00                 0.02
WA                           1                     57,559.25                 0.02
WI                           8                    594,884.80                 0.21
WV                           3                    240,556.52                 0.09
**Total**                3,342                276,848,442.28               100.00%

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).